                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 6, 2007

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                             NESS TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-50954                 98-0346908
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      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

    Ness Tower, Atidim High-Tech Industrial Park, Building 4,
                       Tel Aviv                                 61580 Israel
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       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: 972 (3) 766-6800
                                                          ----------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS  TO THE ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN
            FISCAL YEAR.

On November 2, 2007,  the Board of Directors  of Ness  Technologies,  Inc.  (the
"Company"),  approved  amendments to Article Four,  Sections 4.1, 4.2 and 4.4 of the Company's  By-Laws to permit the issuance and transfer of both  certificated and uncertificated  shares of capital stock, to comply with rules enacted by The
Nasdaq Stock Market, Inc. ("Nasdaq"). The rules require all securities listed on
Nasdaq to be eligible for a "direct registration program" operated by a clearing agency  registered under Section 17A of the Securities  Exchange Act of 1934, as
amended.  The changes to Article  Four of the  Company's  Bylaws are intended to satisfy these requirements.

The amended By-Laws are effective as of November 2, 2007. The summary of changes to the By-Laws set forth above is  qualified in its entirety by reference to the full text of the By-Laws,  a copy of which is attached to this report as Exhibit
3.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.    Description
      -----------    -----------

      3.1            By-Laws  of  Ness  Technologies,   Inc.,  effective  as  of
                     November 2, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    NESS TECHNOLOGIES, INC.

Dated: November 6, 2007             By: /s/ Ilan Rotem
                                        ----------------------------------------
                                        Name:  Ilan Rotem
                                        Title: Secretary and General Counsel